Pursuant to Rule 497(e)
Securities Act File No. 333-156996
TXF FUNDS, INC.
Supplement Dated November 17, 2009
to the Prospectus dated October 5, 2009 (as supplemented November 12, 2009)
The information after the title “FEES AND EXPENSES” on page 6 of the prospectus is hereby deleted and replaced with the following:
The following table describes the fees and expenses you may pay if you buy and hold the Fund’s shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund’s assets)

Management Fee[2]:	.20%
Other Expenses[3]:	.00%
TOTAL ANNUAL FUND OPERATING EXPENSES:	.20%

[1]	The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 50,000 shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Units acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Units redeemed. However, if a Creation Unit is purchased or redeemed outside of usual process through the National Securities Clearing Corporation (the “NSCC”), or for cash, an additional fee of up to $3,000 will apply.

[2]	The Fund pays the Advisor a single, unified advisory fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified advisory fee, see “Investment Advisor” under “Fund Management”.

[3]	All other Fund expenses are paid by the Advisor.
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell of all of your shares at the end of such period. This example assumes you sell, rather than redeem your shares at the end of such periods because the Fund only redeems shares in Creation Units and, therefore, transaction fees on the purchase or redemption of Creation Units are not included. The example also assumes that the Fund provides a return of 5% each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors will pay to buy and sell the Fund’s shares on the secondary market. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS

$21	$66

     These examples should not be considered to represent actual expenses or performance from the past or for the future.
     You would pay the following costs if you purchased a Creation Unit with a value of $2,000,000, and redeemed the Creation Unit at the end of each referenced period, assuming a 5% return each year and that the Fund’s operating expenses remain the same:

1 YEAR	3 YEARS

$4,700*	$13,714	*

     * This example assumes that the Creation Unit is redeemed through the NSCC, which has a redemption transaction fee of $500. If a Creation Unit is purchased or redeemed outside of usual process through the NSCC, or for cash, an additional fee of up to $3,000 will apply.
     These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.
The second paragraph after the title “INVESTMENT ADVISOR” on page 10 of the prospectus is hereby deleted and replaced with the following:
For the services it provides to the Fund, the Advisor receives a unified fee equal to .20% of the Fund’s average daily net assets. The advisory fee is calculated daily and paid monthly in arrears. Out of the advisory fee, the Advisor pays all fees and expenses of the transfer agent, the administrator and accounting agent and the custodian. The Advisor has also agreed to be responsible for the payment of all other expenses associated with the Fund’s operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of its disinterested directors (including legal counsel fees), fees and expenses of its chief compliance officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund
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with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of any sub-advisory fee. A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s annual report for the fiscal year ended December 31, 2009.
TXF FUNDS, INC.
Supplement dated November 17, 2009
to the Statement of Additional Information dated
October 5, 2009 (as supplemented November 12, 2009)
     The third paragraph after the title “INVESTMENT ADVISOR” on page B-7 of the prospectus is hereby deleted and replaced with the following:
     For the services it provides to the Fund, the Advisor receives a unified advisory fee equal to an annual rate of .20% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Out of the advisory fee, the Advisor pays all fees and expenses of the Transfer Agent, Administrator and Accounting Agent and Custodian. The Advisor has also agreed to be responsible for the payment of all other expenses associated with the Fund’s operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.
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